Exhibit 10.3

Execution Version

Omnibus Amendment No. 3

OMNIBUS AMENDMENT NO. 3

[Amendment No. 4 to RSA,

Amendment No. 4 to Performance Undertaking

and

Amendment No. 6 to Receivables Purchase Agreement]

THIS OMNIBUS AMENDMENT NO. 3 (this “Amendment”) is entered into as of June 23, 2017 but is retroactively effective as of June 1, 2017 (the “Effective Date”), by and among Commercial Metals Company, a Delaware corporation, individually (“CMC”), as the initial Servicer (the “Servicer”) and as provider of the Performance Undertaking (in such capacity, the “Performance Guarantor”), CMC Cometals Processing, Inc., a Texas corporation (“Cometals Processing”), Structural Metals, Inc., a Texas corporation (“SMI”), CMC Steel Fabricators, Inc., a Texas corporation (“CMC Steel”), SMI Steel LLC, an Alabama limited liability company (previously known as SMI Steel Inc., an Alabama corporation) (“SMI Steel”), AHT, Inc., a Pennsylvania corporation (“AHT”), Owen Electric Steel Company of South Carolina, a South Carolina corporation (“Owen Electric” and, together with all of the foregoing, the “Originators”), CMC Receivables, Inc., a Delaware corporation (the “SPE”), Wells Fargo Bank, N.A., a national banking association (“WFB” or a “Committed Purchaser”), Coöperatieve Rabobank U.A. (“Rabobank” or a “Committed Purchaser”), Nieuw Amsterdam Receivables Corporation B.V. (“Nieuw Amsterdam” or a “Conduit Purchaser” and, together with the Committed Purchasers, the “Purchasers”), Coöperatieve Rabobank U.A. in its capacity as administrator of the Funding Group (in such capacity, together with its successor and assigns in such capacity, the “Nieuw Amsterdam Administrator”), and WFB in its capacity as administrative agent for the Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

Preliminary Statements

A.    The Originators and the SPE are parties to that certain Receivables Sale Agreement dated as of April 5, 2011 (as amended, restated, or modified from time to time, the “Sale Agreement”).

B.    The Performance Guarantor and the SPE are parties to that certain Performance Undertaking dated as of April 5, 2011 (as amended, restated, or modified from time to time, the “Performance Undertaking”).

C.     The SPE, the Servicer, the Purchasers, the Nieuw Amsterdam Administrator and the Administrative Agent are parties to that certain Receivables Purchase Agreement, dated as of April 5, 2011 (as amended, restated, or modified from time to time, the “Purchase Agreement”).

D.    The Purchasers desire to sell the Specified Receivables (as defined below) and the Related Security to the SPE for resale to the applicable Originator pursuant to the terms of this Amendment.

E.    As of the Effective Date, Cometals Processing wishes to withdraw as an Originator under the Sale Agreement and to cease selling its Receivables and Related Security to the SPE, and to repurchase all Receivables and Related Security it has previously sold to the SPE that remain unpaid (in whole or in part) as of the Effective Date.

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F.     As of the Effective Date, CMC wishes (1) to cease selling to the SPE all Receivables originated by its Cometals Steel operating division designated in the Records of the Servicer as Oracle company code 50 and its Cometals operating division designated in the Records of the Servicer as Oracle company code 30, and (2) to repurchase all Receivables and Related Security it has previously sold to the SPE that are designated in the Records of the Servicer as having been originated by Oracle company codes 30 and 50 and remain unpaid (in whole or in part) as of the Effective Date.

G.     CMC Steel, CMC, the SPE, the Servicer, the Purchasers, the Nieuw Amsterdam Administrator and the Administrative Agent wish to acknowledge, confirm and clarify that only Receivables originated by its CMC Steel Arkansas, CMC Steel Arizona, CMC Southern Post TX, CMC Southern Post UT and CMC Southern Post SC operating units designated in the Records of the Servicer as SAP company codes 1100, 1100, 1200, 1200 and 1200, respectively, and profit centers 1020, 1055, 2112, 2132 and 2142, respectively (the Receivables originated by such profit centers, the “Included Fab Receivables” and all other receivables originated by CMC Steel’s other profit centers, the “Excluded Fab Receivables”) have been and shall be sold to the SPE.

H.    The SPE and the Originators have requested that the Administrative Agent, the Nieuw Amsterdam Administrator and the Purchasers consent to the transfer and sale of the Specified Receivables by the SPE to the applicable Originator.

I.    The applicable parties hereto desire (1) to amend the Sale Agreement, the Performance Undertaking and the Purchase Agreement, (2) transfer the Specified Receivables from the Administrative Agent, on behalf of the Purchasers, to the SPE, (3) transfer the Specified Receivables from the SPE to the applicable Originator, (4) consent to transfer of the Specified Receivables and (5) effect certain other amendments, in each case, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreements.

2.    Amendments. Effective as of the Effective Date:

2.1.    Cometals Processing hereby withdraws as an Originator under the Sale Agreement and ceases selling its Receivables (the “Code 33 Receivables”) and Related Security to the SPE.

2.2.    The Sale Agreement is hereby amended to delete references to “CMC Cometals Processing, Inc.” and “Cometals Processing” therein from and after the Effective Date.

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2.3.    The Sale Agreement is hereby amended by adding the following as a new Section 7.14:

7.14	Intercreditor Agreement.

Each of the Originators and the Buyer agrees that (x) none of CMC, CMC Steel, the Buyer or any Servicer shall be in breach of any representation or warranty or in violation of any covenant (including any negative pledge or similar covenant) under the Transaction Documents as a result of such party’s acknowledgment of and agreement to the Intercreditor Agreement and (y) no Adverse Claim is created by the Intercreditor Agreement.

2.4.    CMC hereby ceases selling to the SPE that portion of its Receivables originated by its Cometals Steel operating division that are designated in the Records of the Servicer as Oracle company code 50 (the “Code 50 Receivables”), together with all Related Security associated therewith.

2.5.    CMC hereby ceases selling to the SPE that portion of its Receivables originated by its Cometals operating division that are designated in the Records of the Servicer as Oracle company code 30 (the “Code 30 Receivables”, and together with the Code 33 Receivables and the Code 50 Receivables, the “Specified Receivables”), together with all Related Security associated therewith.

2.6.    Exhibit II to the Sale Agreement is hereby amended and restated in its entirety to read as set forth in Annex I hereto.

2.7.    The definition of “Subsidiary Originators” in the Performance Undertaking is hereby amended to delete references to “CMC Cometals Processing, Inc.” and “Cometals Processing” therein from and after the Effective Date.

2.8.    Section 6.2(c) of the Purchase Agreement is hereby amended to insert the following new sentence after the first sentence thereof:

In the event that the instruments and cash being collected in the Lock-Boxes and Lock-Box Accounts that do not constitute Collections exceed 45% of total Collections for each of three (3) consecutive calendar months, the Administrative Agent may notify (and, at the direction of the Required Purchasers, will notify) the Seller Parties to direct such instruments and cash to be paid into lock-boxes and lock-box accounts into which no Collections are flowing, and the Seller Parties to establish such new lock-boxes and lock-box accounts, and to notify the obligors on the applicable receivables to make payments to such new lock-boxes and lock-box accounts, as soon as practicable and in any event within 45 days after receipt of such notice.

2.9.    All references in the Purchase Agreement to “(other than Receivables originated by Cometals Steel)”, “(other than a Receivable originated by Cometals Steel)”, “(other than Cometals Steel)” and “(other than those originated by Cometals Steel)” are hereby deleted in their entirety.

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2.10.    Delete “Cometals Steel or” from clause (a)(i) of the definition of Eligible Receivable in Exhibit I of the Purchase Agreement.

2.11.    Delete the definition “Cometals Steel” in Exhibit I of the Purchase Agreement.

2.12.    Exhibit I to the Purchase Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means any Purchaser, the Nieuw Amsterdam Administrator or the Administrative Agent that is (a) a credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Intercreditor Agreement” has the meaning specified in Section 12.17.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

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2.13.    The Purchase Agreement is hereby amended by adding the following as new Sections 12.16 and 12.17:

12.16 Acknowledgment and Consent to Bail-In of EEA Financial Regulations. Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction, in full or in part, of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

12.17 Intercreditor Agreement. Each of the Purchasers hereby authorizes and directs the Administrative Agent to enter into an intercreditor agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) with Bank of America, N.A., as administrative agent for various lenders, with respect to the Excluded Fab Receivables (as defined in Omnibus Amendment No. 3 to this Purchase Agreement and certain other Transaction Documents), in form and substance satisfactory to the Administrative Agent, and agrees to be bound by the terms thereof with the same force and effect as if such Purchaser were a direct party thereto. Each of the Administrative Agent, the Purchasers and the Nieuw Amsterdam Administrator agrees that (x) none of CMC, CMC Steel, the Seller or any Servicer shall be in breach of any representation or warranty or in violation of any covenant (including any negative pledge or similar covenant) under the Transaction Documents as a result of such party’s acknowledgment of and agreement to the Intercreditor Agreement and (y) no Adverse Claim is created by the Intercreditor Agreement.

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2.14.    Schedule C to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Annex II hereto.

3.    Effect of Amendments; Sale.

3.1.    Except as specifically amended hereby, each of the Agreements shall remain unaltered and in full force and effect. This Amendment shall not constitute a novation of the Agreements, but shall constitute an amendment to the Agreements as noted above. The parties hereto agree to be bound by the terms and conditions of the Agreements, as amended hereby, as though such terms and conditions were set forth in full herein.

3.2.    On the Effective Date, in consideration for the purchase price of $6,719,000.00, the Administrative Agent, on behalf of the Purchasers, hereby sells, assigns, transfers, sets-over and otherwise conveys to the SPE, without representation, recourse or warranty of any kind, and the SPE hereby purchases from the Administrative Agent, without representation, recourse or warranty of any kind, all of the Administrative Agent’s and the Purchasers’ right, title and interest in and to all Code 33 Receivables, whether existing as of the close of business on the eve of the Effective Date or thereafter arising, together, in each case, with all Related Security relating thereto and all Collections thereof, and the Administrative Agent and the Purchasers hereby release any ownership or security interest therein and any claims with respect thereto or Cometals Processing or CMC in connection therewith under the Performance Undertaking.

3.3.    On the Effective Date, in consideration for the purchase price of $6,584,620.00, the SPE hereby sells, assigns, transfers, sets-over and otherwise conveys to Cometals Processing, without representation, recourse or warranty of any kind, and Cometals Processing hereby purchases from the SPE, without representation, recourse or warranty of any kind, all of the SPE’s right, title and interest in and to all Code 33 Receivables, whether existing as of the close of business on the eve of the Effective Date or thereafter arising, together, in each case, with all Related Security relating thereto and all Collections thereof, and the SPE hereby releases any ownership or security interest therein.

3.4.    On the Effective Date, in consideration for the purchase price of $40,444,000.00, the Administrative Agent, on behalf of the Purchasers, hereby sells, assigns, transfers, sets-over and otherwise conveys to the SPE, without representation, recourse or warranty of any kind, and the SPE hereby purchases from the Administrative Agent, without representation, recourse or warranty of any kind, all of the Administrative Agent’s and the Purchasers’ right, title and interest in and to all Code 30 Receivables, whether existing as of the close of business on the eve of the Effective Date or thereafter arising, together, in each case, with all Related Security relating thereto and all Collections thereof, and the Administrative Agent and the Purchasers hereby release any ownership or security interest therein and any claims with respect thereto or CMC in connection therewith under the Performance Undertaking.

3.5.    On the Effective Date, in consideration for the purchase price of $39,635,120.00, the SPE hereby sells, assigns, transfers, sets-over and otherwise conveys to CMC, without representation, recourse or warranty of any kind, and CMC hereby purchases from the SPE, without representation, recourse or warranty of any kind, all of the SPE’s right, title and interest in and to all Code 30 Receivables, whether existing as of the close of business

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on the eve of the Effective Date or thereafter arising, together, in each case, with all Related Security relating thereto and all Collections thereof, and the SPE hereby releases any ownership or security interest therein.

3.6.    On the Effective Date, in consideration for the purchase price of $43,221,949.21, the Administrative Agent, on behalf of the Purchasers, hereby sells, assigns, transfers, sets-over and otherwise conveys to the SPE, without representation, recourse or warranty of any kind, and the SPE hereby purchases from the Administrative Agent, without representation, recourse or warranty of any kind, all of the Administrative Agent’s and the Purchasers’ right, title and interest in and to all Code 50 Receivables, whether existing as of the close of business on the eve of the Effective Date or thereafter arising, together, in each case, with all Related Security relating thereto and all Collections thereof, and the Administrative Agent and the Purchasers hereby release any ownership or security interest therein and any claims with respect thereto or CMC in connection therewith under the Performance Undertaking.

3.7.    On the Effective Date, in consideration for the purchase price of $42,357,510.23, the SPE hereby sells, assigns, transfers, sets-over and otherwise conveys to CMC, without representation, recourse or warranty of any kind, and CMC hereby purchases from the SPE, without representation, recourse or warranty of any kind, all of the SPE’s right, title and interest in and to all Code 50 Receivables, whether existing as of the close of business on the eve of the Effective Date or thereafter arising, together, in each case, with all Related Security relating thereto and all Collections thereof, and the SPE hereby releases any ownership or security interest therein.

3.8.    Each of the applicable parties hereto agrees that the purchase price paid for the applicable Specified Receivables in each of Sections 3.2 through 3.7 above represents the fair market value of such Specified Receivables on the Effective Date.

3.9.    Payment of the purchase price for the Specified Receivables from the SPE to the Administrative Agent, on behalf of the Purchasers, shall be made by reducing the unpaid Deferred Purchase Price owed by the Administrative Agent, on behalf of the Purchasers, to the SPE by the amounts specified in Sections 3.2, 3.4 and 3.6.

3.10.    Payment of the purchase price for the Specified Receivables from the applicable Originator to the SPE shall be made by decreasing the principal amount outstanding under such Originator’s Subordinated Note by the amount specified in Sections 3.3, 3.5 and 3.7, as applicable.

3.11.    Upon payment of the purchase price by Cometals Processing pursuant to Section 3.3 above, the Subordinated Note of Cometals Processing shall be deemed to be paid in full and satisfied and marked as “cancelled” by the Servicer.

3.12.    On the Effective Date, after giving effect to the sales and releases contemplated in Sections 3.2, 3.4 and 3.6 above, the SPE is hereby authorized and directed to file one or more UCC1 or UCC3 financing statements, in form reasonably satisfactory to the Administrative Agent and its counsel, evidencing such sales and releases.

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4.    Representations and Warranties. In order to induce the SPE to enter into this Amendment and the Administrative Agent to consent hereto, each of the Originators hereby represents and warrants that (a) its execution and delivery of this Amendment is within its corporate or limited liability company powers and authority and has been duly authorized by all necessary corporate or limited liability company action on its part, (b) this Amendment has been duly executed and delivered by it, (c) each of its representations and warranties set forth in Article II of the Sale Agreement is true and correct on and as of the Effective Date as though made on and as of each such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case each of such representations and warranties remains true and correct in all material respects as of such earlier date, and (d) after giving effect to the provisions of Section 2 above, no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event on and as of the Effective Date.

5.    Consents. Each of the Administrative Agent, the Nieuw Amsterdam Administrator and the Purchasers consents to the sale and transfer of the Specified Receivables by the SPE to the applicable Originator in accordance with Section 3 hereof.

6.    Covenants. Each of the Administrative Agent and the SPE hereby agrees to (a) reflect the sales effected pursuant to Sections 3.2 through 3.7 above in their books and records and note in their respective financial statements that such Specified Receivables have been absolutely sold to the applicable Originator, (b) promptly transfer, or cause the Servicer to transfer, any collections and other amounts received by the Administrative Agent or the SPE, as applicable, in respect of any Specified Receivables or Related Security relating thereto to the applicable Originator and (c) take such other action requested by the applicable Originator, from time to time hereafter, that may be necessary or appropriate to ensure that such Originator and its assigns has an enforceable ownership interest in the applicable Specified Receivables and Related Security relating thereto.

7.    Acknowledgment regarding CMC Steel Receivables. CMC Steel, CMC, the SPE, the Servicer, the Purchasers, the Nieuw Amsterdam Administrator and the Administrative Agent hereby acknowledge and confirm that only Receivables originated by CMC Steel that are Included Fab Receivables (and no Excluded Fab Receivables) have been sold to the SPE or to the Administrative Agent on behalf of the Purchasers.

8.    Conditions Precedent. Effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent on or prior to the Effective Date:

8.1.    The Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto.

8.2.    The Administrative Agent shall have received counterparts of an intercreditor agreement executed by itself and Bank of America, N.A., as administrative agent for various lenders, with respect to the Excluded Fab Receivables, in form and substance satisfactory to the Administrative Agent.

8.3.    Each of the representations and warranties contained in Section 4 of this Amendment shall be true and correct as of the Effective Date.

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9.    Miscellaneous.

9.1.    GOVERNING LAW. AS TO ITS IMPACT ON EACH OF THE AGREEMENTS AMENDED HEREBY, THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SAME LAWS THAT GOVERN SUCH AGREEMENT.

9.2.    CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENTS, THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY ANY PARTY PURSUANT TO THE AGREEMENTS OR THIS AMENDMENT, AND EACH PARTY HERETO IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY PARTY HERETO (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY OTHER PARTY HERETO IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE SALE AGREEMENT, THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ANY PARTY HERETO PURSUANT TO AN AGREEMENT OR THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

9.3.    WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, THE AGREEMENTS, EACH OTHER TRANSACTION DOCUMENT, ANY DOCUMENT EXECUTED BY ANY OF THE PARTIES PURSUANT TO THE ANY AGREEMENT, THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

9.4.    Integration; Binding Effect. This Amendment and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

9.5.    Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such

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jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.6.    Reaffirmation. Except as expressly modified herby, each of the Agreements is hereby ratified and remains unaltered and in full force and effect.

<Signature pages follow>

Omnibus Amendment No. 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

CMC RECEIVABLES, INC.

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 1

Omnibus Amendment No. 3

COMMERCIAL METALS COMPANY, as an Originator and as Performance Guarantor

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer and VP Financial Planning & Analysis

Signature Page 2

Omnibus Amendment No. 3

CMC COMETALS PROCESSING, INC.

By:	/s/ William M. Gooding
Name:	William M. Gooding
Title:	Assistant Treasurer

Signature Page 3

Omnibus Amendment No. 3

STRUCTURAL METALS, INC.

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 4

Omnibus Amendment No. 3

CMC STEEL FABRICATORS, INC.

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 5

Omnibus Amendment No. 3

SMI STEEL LLC

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 6

Omnibus Amendment No. 3

OWEN ELECTRIC STEEL COMPANY OF SOUTH CAROLINA

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 7

Omnibus Amendment No. 3

AHT, INC.

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 8

Omnibus Amendment No. 3

WELLS FARGO BANK, N.A., AS A COMMITTED PURCHASER AND AS ADMINISTRATIVE AGENT

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Director

Signature Page 9

Omnibus Amendment No. 3

COÖPERATIEVE RABOBANK U.A., AS A COMMITTED PURCHASER AND AS NIEUW AMSTERDAM ADMINISTRATOR

By:	/s/ Eugen van Esveld
Name:	Eugen van Esveld
Title:	Managing Director

By:	/s/ Jennifer Vervoorn
Name:	Jennifer Vervoorn
Title:	Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., AS A CONDUIT PURCHASER

By:	/s/ L. Kuiters
Name:	L. Kuiters
Title:	Proxy Holder A

By:	/s/ P. Geerts
Name:	P. Geerts
Title:	Proxy Holder of Intertrust Management B.V.

Signature Page 10

Annex I

Exhibit II

Jurisdiction of Incorporation; Organizational Identification Number; Principal Places of Business; Chief Executive Office; Locations of Records; Federal Employer Identification Number; Other Names

Company	FEIN	Jurisdiction of Organization	Organizational ID Number	Principal Place of Business	Chief Executive Office and Location of Records	Other Names
CMC Receivables, Inc.	75-2942626	Delaware	3404428	6565 N. MacArthur Blvd. Suite 1036 Irving, TX 75039	6565 N. MacArthur Blvd. Suite 1036 Irving, TX 75039	N/A

Commercial Metals Company	75-0725338	Delaware	406521	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	N/A

Structural Metals, Inc.	74-1070965	Texas	9292700	1 Steel Mill Drive Seguin, TX 78155	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	N/A

CMC Steel Fabricators, Inc.	74-2195234	Texas	42590700	1 Steel Mill Drive Seguin, TX 78155	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	N/A

SMI Steel LLC	63-0860755	Alabama	095-579	101 S. 50th Street Birmingham, AL 35212	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	N/A

Owen Electric Steel Company of South Carolina	57-0409183	South Carolina	N/A	310 New State Rd. Cayce, SC 29033	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	N/A

AHT, Inc.	23-2870775	Pennsylvania	2729876	108 Parkway East Pell City, AL 35125	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	N/A

Annex II

Schedule C

DIVISIONS

Originator	Participating Division(s)
Commercial Metals Company	Recycling

AHT, Inc.	ALL DIVISIONS

Structural Metals, Inc.	ALL DIVISIONS

CMC Steel Fabricators, Inc.	Mills
Post Fabrication

SMI Steel LLC	Mills

Owen Electric Steel Company of South Carolina	ALL DIVISIONS